POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RESOURCE CREDIT INCOME FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-200981, 811-23016) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD J. GOLDTHORPE, MATTHIAS L. EDERER and HENRY H. WANG as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of November 2020.

/s/ Alexander Duka
Alexander Duka, Trustee

STATE OF	New York	)
		)	ss:
COUNTY OF	Rockland	)

Before me, a Notary Public, in and for said county and state, personally appeared Alexander Duka, known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11 day of November 2020.

/s/ Meghan T. McDonagh
Notary Public

Notary Seal

Meghan T. McDonagh

Notary Public - State of New York
No. 01MC6263590

Qualified in Rockland County
My Commission Expires June 11, 2024

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RESOURCE CREDIT INCOME FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-200981, 811-23016) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Chief Financial Officer (Principal Financial Officer) and Principal Accounting Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD J. GOLDTHORPE, MATTHIAS L. EDERER and HENRY H. WANG as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11 day of November 2020.

/s/ Edward Gilpin
Edward Gilpin, Chief Financial Officer (Principal Financial Officer) and Principal Accounting Officer

STATE OF	New York	)
		)	ss:
COUNTY OF	Rockland	)

Before me, a Notary Public, in and for said county and state, personally appeared Edward Gilpin, known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11 day of November 2020.

/s/ Meghan T. McDonagh
Notary Public

Notary Seal

Megan T. McDonagh

Notary Public - State of New York
No. 01MC6263590

Qualified in Rockland County
My Commission Expires June 11, 2024

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RESOURCE CREDIT INCOME FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-200981, 811-23016) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee, the President and Chief Executive Officer (Principal Executive Officer) of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MATTHIAS L. EDERER and HENRY H. WANG as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11 day of November 2020.

/s/ Edward J. Goldthorpe
Edward J. Goldthorpe, Trustee, President and Chief Executive Officer (Principal Executive Officer)

STATE OF	New York	)
		)	ss:
COUNTY OF	Rockland	)

Before me, a Notary Public, in and for said county and state, personally appeared Edward J. Goldthorpe, known to me to be the person described in and who executed the foregoing Instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11 day of November 2020.

/s/ Meghan T. McDonagh
Notary Public

Notary Seal

Meghan T. McDonagh

Notary Public - State of New York
No. 01MC6263590

Qualified in Rockland County
My Commission Expires June 11, 2024

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RESOURCE CREDIT INCOME FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-200981, 811-23016) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD J. GOLDTHORPE, MATTHIAS L. EDERER and HENRY H. WANG as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of November 2020.

/s/ George Grunebaum
George Grunebaum, Trustee

STATE OF	New York	)
		)	ss:
COUNTY OF	Rockland	)

Before me, a Notary Public, in and for said county and state, personally appeared George Grunebaum, known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 16 day of November 2020.

/s/ Meghan T. McDonagh
Notary Public

Notary Seal

Meghan T. McDonagh

Notary Public - State of New York
No. 01MC6263590

Qualified in Rockland County
My Commission Expires June 11, 2024

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, RESOURCE CREDIT INCOME FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-200981, 811-23016) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD J. GOLDTHORPE, MATTHIAS L. EDERER and HENRY H. WANG as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11 day of November 2020.

/s/ Robert Warshauer
Robert Warshauer, Trustee

STATE OF	New York	)
		)	ss:
COUNTY OF	Rockland	)

Before me, a Notary Public, in and for said county and state, personally appeared Robert Warshauer, known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 11 day of November 2020.

/s/ Meghan T. McDonagh
Notary Public

Notary Seal

Meghan T. McDonagh

Notary Public - State of New York
No. 01MC6263590

Qualified in Rockland County
My Commission Expires June 11, 2024